Rule 497(e)
Registration Nos. 333-174332 and 811-22559

 FIRST TRUST EXCHANGE-TRADED FUND IV

(the “Trust”)

FT Vest SMID Rising Dividend Achievers Target Income ETF

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

January 8, 2025

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, effective immediately, Howard Rubin no longer has primary responsibility for the day-to-day management of the Fund, and Trevor Lack, Managing Director of Vest Financial LLC, has assumed primary responsibility for the day-to-day management of the Fund along with Karan Sood.

Mr. Lack has over 10 years of experience as a Portfolio Manager. Mr. Lack joined the Sub-Adviser in 2019. Prior to joining the Sub-Adviser, Mr. Lack worked at ProShare Advisors LLC from 2011 to 2019. Mr. Lack received a master’s degree in finance from Johns Hopkins University. He also holds a bachelor’s degree in business from Northeastern University.

As of August 31, 2024, Mr. Lack did not own any shares of the Fund.

As of August 31, 2024, Mr. Lack managed the investment vehicles with the number of accounts and assets set forth in the table below:

Portfolio Managers	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)	Registered Investment Companies With Performance Fees Number of Accounts ($ Assets)	Other Pooled Investment Vehicles With Performance Fees Number of Accounts ($ Assets)	Other Accounts With Performance Fees Number of Accounts ($ Assets)
Trevor Lack	88 ($31,510,000,000)	13 ($236,462,718)	N/A	N/A	N/A	N/A

Please Keep this Supplement with Your Fund Prospectus and

Statement of Additional Information for Future Reference